UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2022

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Natural Gas Services Group, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”) at which three proposals were presented to shareholders for consideration: (1) the election of one Director to serve until the Annual Meeting of Shareholders to be held in 2025, or until his successor is elected and qualified; (2) a non-binding advisory vote on executive compensation of the Company’s named executive officers; and (3) an amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 650,000.

Record holders of voting common stock at the close of business on April 14, 2022 (the “Record Date”) were entitled to vote at the Annual Meeting. On the Record Date, there were 12,561,408 shares of voting common stock outstanding and entitled to vote. In total, 10,836,978 shares of Company voting common stock were represented at the Annual Meeting, which represented approximately 86.27% of the shares outstanding and entitled to vote as of the Record Date. The proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 18, 2022.

(1)Election of Directors: The nominee for election to the Board of Directors set forth below was elected by the shareholders by the following vote:

Director Name	For	Withheld	Broker Non-Votes
John W. Chisholm	8,020,347	2,038,130	778,501

(2) Advisory Vote on the Executive Compensation of our Named Executive Officers: The advisory vote on the compensation of our named executive officers was recorded as follows:

For	Against	Abstain	Broker Non-Votes
4,390,135	4,709,361	958,981	778,501

(3) Approval of Amendment to Increase the Reserved Shares under the 2019 Equity Incentive Plan by 650,000 shares: The vote to amend the 2019 Equity Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
8,670,424	1,373,682	14,371	778,501

The notice of the Annual Meeting and Proxy Statement included a fourth proposal to ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2022; however, on May 26, 2022, Moss Adams notified us of its resignation. Thus, no vote was held on this proposal at the Annual Meeting. The Company is in the process of identifying and interviewing a replacement independent registered public accounting firm and will report in a Current Report on Form 8-K the identity of the new audit firm upon its hiring.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	June 22, 2022	By:	/s/ Micah C. Foster
Micah C. Foster
Vice President & Chief Financial Officer